Exhibit 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the  incorporation  by reference  in  Registration  Statement  No.
333-70745 on Form S-8 of Oneida Financial Corp. of our report dated June 29, 2007, appearing in this Annual Report on Form 11-K of Oneida Savings Bank 401(k) Savings Plan and Trust for the year ended December 31, 2006.


                                                /s/ Crowe Chizek and Company LLC
                                                --------------------------------
                                                    Crowe Chizek and Company LLC

Columbus, Ohio
June 29, 2007